UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06258)

Exact name of registrant as specified in charter:	Putnam Arizona Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2017

Date of reporting period :	June 1, 2016 — May 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Arizona Tax Exempt Income Fund

Annual report
5 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTAZX

Putnam Arizona
Tax Exempt
Income Fund

Annual report
5 | 31 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

July 14, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through the first half of 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 7–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/17. See above and pages 7–10 for additional fund performance information. Index descriptions can be found on page 12.

2 Arizona Tax Exempt Income Fund

Paul holds a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA. Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, how was the market environment for municipal bonds during the reporting period?

Municipal bonds started the reporting period in solid fashion, benefiting from falling U.S. Treasury, municipal, and global interest rates and, in some cases, negative yields on non-U.S. sovereign bonds. Negative yields motivated many income-oriented investors to look beyond more traditional fixed-income investments.

During the fourth quarter of 2016, weaker supply/demand dynamics, higher interest rates, and President Trump’s pro-growth agenda weighed on municipal bond performance. From a demand perspective, mutual fund outflows, a measure of investor demand, increased following the presidential election. This was notable as fund flows were strongly positive for most of 2016. In our view, municipal bonds appeared to be pricing in President Trump’s economic stimulus agenda, which many economists believe could lead to improved growth in the United States, higher deficits, and possibly an uptick in inflation, as well as improving global growth. We believe the uncertainty around U.S. income tax policy changes for

Arizona Tax Exempt Income Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 5/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

4 Arizona Tax Exempt Income Fund

individuals and corporations was an additional headwind for the asset class post-election. The spike in overall new issuance was due in part to the decision by many issuers to come to market with their municipal bond offerings ahead of the U.S. presidential election and a potential year-end interest-rate hike by the Federal Reserve, which occurred on December 14. As a result, 2016 proved to be a record-setting year for municipal bond issuance.

From January to May 2017, investor sentiment generally improved, especially for higher-yielding municipal bonds. The pace of new issuance was generally light, and demand slightly outpaced supply — contributing to rising prices and a narrowing of credit spreads of lower investment-grade as well as high-yield municipal bonds. [Credit spreads reflect the difference in yield between higher- and lower-quality municipal bonds.] Viewed in a longer-term context, the tighter spreads seemed relatively fair to us, especially considering that defaults among municipal issuers remained low and isolated.

With an unemployment rate below 4.5%, consumer and business confidence rising, and the U.S. economic backdrop improving, the Fed announced on June 14, 2017, its second interest-rate hike of 2017 and fourth since December 2015. In its assessment of inflation, the Fed revised its expectations downward, adding that it believed inflation would “remain somewhat below 2% in the near term.” Additionally, the Fed announced it will begin the process this year of reducing its $4.5 billion balance sheet, which the central bank increased by buying bonds and other securities to buttress the financial system during the housing crisis.

How did the fund perform?

For the 12 months ended May 31, 2017, the fund underperformed its benchmark index and its Lipper peer group average.

What was your investment approach in this environment?

Given the market backdrop, many of our investment themes remained in place. We maintained an overweight exposure to lower-investment-grade municipal bonds and placed greater focus on higher-education, essential service utilities, and charter school bonds relative to the Lipper group. However, we moved to a somewhat less defensive duration posture during the period, thereby slightly increasing the fund’s interest-rate sensitivity. As such, the fund’s duration positioning remained slightly below the median of the Lipper peer group.

During the reporting period, we maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers, given Puerto Rico’s weak credit fundamentals, in our view. On May 3, 2017, the federal control board petitioned for court-supervised debt restructuring under Title III of the Puerto Rico Oversight, Management and Economic Stability Act [PROMESA]. While PROMESA is not a bailout from the federal government, it did provide a way for Puerto Rico to use a bankruptcy-like restructuring tool similar to Chapter 9.

The recent move by Puerto Rico represents the largest bankruptcy in the history of U.S. public finance, exceeding Detroit’s 2013 insolvency. Despite the resulting flurry of headlines, we had anticipated this outcome. The filing does not change our current view on Puerto Rico, which is to maintain an underweight position in these bonds. In our view, we are likely to see more headline risk as Congress works with the government of Puerto Rico to come up with a debt repayment plan that creditors can accept and that can help build a foundation for economic recovery in the coming years.

Arizona Tax Exempt Income Fund 5

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Arizona Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (1/30/91)
Before sales charge	4.98%	46.94%	3.92%	13.08%	2.49%	8.50%	2.76%	0.50%

After sales charge	4.82	41.06	3.50	8.56	1.66	4.16	1.37	–3.52

Class B (7/15/93)
Before CDSC	4.75	39.67	3.40	9.57	1.85	6.48	2.11	–0.13

After CDSC	4.75	39.67	3.40	7.65	1.48	3.50	1.15	–5.02

Class C (10/3/06)
Before CDSC	4.18	35.96	3.12	8.73	1.69	5.98	1.95	–0.28

After CDSC	4.18	35.96	3.12	8.73	1.69	5.98	1.95	–1.26

Class M (7/3/95)
Before sales charge	4.66	42.76	3.62	11.47	2.20	7.57	2.46	0.22

After sales charge	4.53	38.12	3.28	7.85	1.52	4.07	1.34	–3.04

Class Y (1/2/08)
Net asset value	5.06	50.09	4.14	14.30	2.71	9.20	2.98	0.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Arizona Tax Exempt Income Fund 7

Comparative index returns For periods ended 5/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Bloomberg Barclays
Municipal Bond Index	5.73%	56.52%	4.58%	17.69%	3.31%	10.83%	3.49%	1.46%

Lipper Other States
Municipal Debt Funds	5.09	41.50	3.51	12.88	2.44	8.68	2.81	0.61
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/17, there were 268, 260, 231, 202, and 45 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,967 and $13,596, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,812. A $10,000 investment in the fund’s class Y shares would have been valued at $15,009.

8 Arizona Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 5/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income[1]	$0.244239		$0.186695	$0.172599	$0.218469		$0.264335

Capital gains[2]	—		—	—	—		—

Total	$0.244239		$0.186695	$0.172599	$0.218469		$0.264335

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

5/31/16	$9.32	$9.71	$9.31	$9.33	$9.34	$9.65	$9.34

5/31/17	9.12	9.50	9.11	9.13	9.14	9.45	9.13

	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	2.49%	2.39%	1.86%	1.70%	2.20%	2.13%	2.70%

Taxable equivalent[4]	4.61	4.42	3.44	3.15	4.07	3.94	5.00

Current 30-day SEC
yield (with expense
limitation)[5,6]	N/A	1.28	0.71	0.57	N/A	1.02	1.55

Taxable equivalent[4]	N/A	2.37	1.31	1.05	N/A	1.89	2.87

Current 30-day SEC
yield (without expense
limitation)[6]	N/A	0.98	0.39	0.25	N/A	0.71	1.23

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.97% federal and state combined tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Arizona Tax Exempt Income Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (1/30/91)
Before sales charge	4.96%	47.13%	3.94%	12.89%	2.45%	8.32%	2.70%	–1.19%

After sales charge	4.79	41.24	3.51	8.37	1.62	3.98	1.31	–5.15

Class B (7/15/93)
Before CDSC	4.72	39.84	3.41	9.26	1.79	6.18	2.02	–1.93

After CDSC	4.72	39.84	3.41	7.34	1.43	3.20	1.06	–6.73

Class C (10/3/06)
Before CDSC	4.16	36.12	3.13	8.54	1.65	5.79	1.89	–1.97

After CDSC	4.16	36.12	3.13	8.54	1.65	5.79	1.89	–2.93

Class M (7/3/95)
Before sales charge	4.64	42.93	3.64	11.28	2.16	7.39	2.40	–1.47

After sales charge	4.51	38.29	3.29	7.66	1.49	3.90	1.28	–4.67

Class Y (1/2/08)
Net asset value	5.04	50.30	4.16	14.11	2.68	9.02	2.92	–1.08

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year
ended 5/31/16*	0.92%	1.55%	1.70%	1.20%	0.70%

Total annual operating expenses for the
fiscal year ended 5/31/16	0.96%	1.59%	1.74%	1.24%	0.74%

Annualized expense ratio for the six-month
period ended 5/31/17†	0.93%	1.56%	1.71%	1.21%	0.71%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/17.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

10 Arizona Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/16 to 5/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.72	$7.91	$8.67	$6.14	$3.61

Ending value (after expenses)	$1,037.20	$1,034.00	$1,033.10	$1,035.70	$1,038.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/17, use the following calculation method. To find the value of your investment on 12/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.68	$7.85	$8.60	$6.09	$3.58

Ending value (after expenses)	$1,020.29	$1,017.15	$1,016.40	$1,018.90	$1,021.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Arizona Tax Exempt Income Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data

12 Arizona Tax Exempt Income Fund

included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2017, Putnam employees had approximately $497,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Arizona Tax Exempt Income Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Arizona Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Arizona Tax Exempt Income Fund 15

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Arizona Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Arizona Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Arizona Tax Exempt Income Fund as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 14, 2017

16 Arizona Tax Exempt Income Fund

The fund’s portfolio 5/31/17

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
BAM Build America Mutual	Association Collateralized
COP Certificates of Participation	MAC Municipal Assurance Corporation
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHL Banks Coll. Federal Home Loan Banks	U.S. Govt. Coll. U.S. Government Collateralized
System Collateralized	VRDN Variable Rate Demand Notes, which are floating-
FHLMC Coll. Federal Home Loan Mortgage	rate securities with long-term maturities that carry
Corporation Collateralized	coupons that reset and are payable upon demand
FNMA Coll. Federal National Mortgage	either daily, weekly or monthly. The rate shown is the
Association Collateralized	current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (97.0%)*	Rating**	Principal amount	Value

Arizona (92.2%)

AZ Board of Regents Syst. VRDN (AZ State U.), Ser. B,
0.74%, 7/1/34	A-1+	$485,000	$485,000

AZ Game & Fish Dept. and Comm. Rev. Bonds
(AGF Administration Bldg.), 5.00%, 7/1/21	A2	500,000	509,100

AZ School Fac. Board COP, U.S. Govt. Coll., 5.75%,
9/1/22 (Prerefunded 9/1/18)	Aa3	1,000,000	1,059,730

AZ State COP, Ser. A, AGM, 5.00%, 10/1/29	AA	500,000	542,055

AZ State Hlth. Fac. Auth. Rev. Bonds
(Scottsdale Hlth. Care), 5.00%, 12/1/28	A2	500,000	585,260

AZ State Hlth. Fac. Auth. VRDN (Dignity Hlth.
Obligated Group), Ser. B, 0.75%, 7/1/35	VMIG1	500,000	500,000

AZ State Hlth. Fac. Auth. Hlth. Care Ed. Rev. Bonds
(Kirksville College), 5.125%, 1/1/30	A–	750,000	813,383

AZ State School Facs. Board COP, Ser. A,
5.00%, 9/1/23	Aa3	125,000	149,399

AZ State Sports & Tourism Auth. Rev. Bonds
(Multi-Purpose Stadium Fac.), Ser. A, 5.00%, 7/1/30	A1	500,000	543,280

AZ State Trans. Board Hwy. Rev. Bonds,
5.00%, 7/1/32	AAA	885,000	1,049,645

AZ State U. Nanotechnology Research, LLC Lease
Rev. Bonds (AZ State U. Research Park Lease), Ser. A,
AGC, 5.00%, 3/1/34	AA	500,000	526,990

Casa Grande, G.O. Bonds, Ser. B, 4.00%, 8/1/27	AA–	250,000	282,478

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), 7.25%, 12/1/19 (escrow) F	D/P	150,000	448

Central AZ State Wtr. Conservation Dist. Rev. Bonds
(Wtr. Delivery Operation & Maintenance (O&M)),
5.00%, 1/1/36	AA+	640,000	742,400

Chandler, Excise Tax Rev. Bonds, 5.00%, 7/1/27	AAA	100,000	126,306

El Mirage G.O. Bonds, AGM, 5.00%, 7/1/42	AA	250,000	281,628

Flagstaff, G.O. Bonds

Ser. B, 5.00%, 7/1/21	Aa2	200,000	229,000

4.00%, 7/1/27	Aa2	100,000	114,199

Arizona Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (97.0%)* cont.	Rating**	Principal amount	Value

Arizona cont.

Gilbert, Pub. Facs. Rev. Bonds

5.00%, 7/1/20	Aa1	$250,000	$278,408

5.00%, 7/1/18	Aa1	500,000	522,100

Gilbert, Wtr. Resource Muni. Property Corp. Util.
Syst. Rev. Bonds, 5.00%, 7/1/27	AAA	150,000	186,180

Glendale, Indl. Dev. Auth. Rev. Bonds

(Midwestern U.), 5.125%, 5/15/40	A	1,000,000	1,089,810

(John C. Lincoln Hlth. Network), 5.00%, 12/1/42
(Prerefunded 12/1/17)	AAA/P	500,000	510,025

Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds
(Royal Oaks Life Care Cmnty.), 5.00%, 5/15/39	A/F	500,000	550,795

Glendale, Wtr. & Swr. Rev. Bonds, 5.00%, 7/1/21	AA	500,000	573,355

Goodyear Cmnty., Fac. Utils. G.O. Bonds (Dist. No. 1),
4.00%, 7/15/21	A1	150,000	164,204

Goodyear, Wtr. & Swr. Rev. Bonds, AGM

5.50%, 7/1/41	AA	500,000	571,475

5.00%, 7/1/35	AA	200,000	234,856

Lake Havasu City, Waste Wtr. Syst. Rev. Bonds,
Ser. B, AGM, 5.00%, 7/1/43	AA	250,000	284,645

Maricopa Cnty. & Phoenix, Indl. Dev. Auth. Mtge. Rev.
Bonds (Single Fam.), Ser. A-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.80%, 7/1/40	Aaa	30,000	30,322

Maricopa Cnty., G.O. Bonds

(Unified School Dist. No. 60 Higley School
Impt.), Ser. C, U.S. Govt. Coll., 5.00%, 7/1/27
(Prerefunded 7/1/18)	A1	1,000,000	1,043,860

(Unified School Dist. No. 89 Dysart), 5.00%, 7/1/25	A+	500,000	606,535

(Unified School Dist. No. 60 Higley School Impt.),
Ser. C, AGM, 4.00%, 7/1/33	AA	150,000	163,077

(Unified School Dist. No. 89 Dysart), BAM,
4.00%, 7/1/27	AA	550,000	624,712

Maricopa Cnty., Indl. Dev. Auth. Rev. Bonds
(Banner Hlth. Oblig. Group), Ser. A, 5.00%, 1/1/35	AA–	500,000	584,020

Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds

(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	250,000	270,835

(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BBB–	350,000	373,107

Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6.00%, 7/1/39	A	750,000	817,635

Maricopa Cnty., Indl. Dev. Auth. Solid Waste Disp.
Mandatory Put Bonds (6/3/24) (Waste Mgt., Inc.),
3.375%, 12/1/31	A–2	250,000	260,273

Maricopa Cnty., Poll. Control Rev. Bonds

(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	1,050,000	1,140,909

(Southern CA Edl. Co.), Ser. A, 5.00%, 6/1/35	Aa3	650,000	709,072

McAllister, Academic Village Rev. Bonds
(AZ State U.), 5.00%, 7/1/33	AA–	250,000	290,095

Mesa, St. & Hwy. Rev. Bonds, 5.00%, 7/1/21	AA	500,000	573,355

Northern AZ U. Rev. Bonds

5.00%, 6/1/36	A1	450,000	500,963

5.00%, 6/1/34	A1	250,000	286,913

18 Arizona Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.0%)* cont.	Rating**	Principal amount	Value

Arizona cont.

Peoria, Dev. Auth. Inc. Rev. Bonds, 5.00%, 7/1/23	AA+	$500,000	$586,760

Phoenix & Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Single Fam.), Ser. 4, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.80%, 12/1/39	AAA/P	15,000	15,091

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds, Ser. A,
5.00%, 7/1/40	A1	500,000	550,760

Phoenix, Civic Impt. Corp. Dist. Rev. Bonds
(Civic Plaza), Ser. B, FGIC, NATL, 5.50%, 7/1/43	Aa2	1,000,000	1,352,710

Phoenix, Civic Impt. Corp. Waste Wtr.
Syst. Rev. Bonds

5.50%, 7/1/24	AAA	500,000	524,430

5.00%, 7/1/29	AA+	500,000	598,455

Phoenix, Civic Impt. Corp. Wtr. Syst. Rev. Bonds,
Ser. A, 5.00%, 7/1/39 (Prerefunded 7/1/19)	AAA	500,000	541,235

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds

(Great Hearts Academies), 6.00%, 7/1/32	BB+/F	250,000	272,515

(Great Hearts Academies), Ser. A, 5.00%, 7/1/36	BBB–	150,000	162,260

(Choice Academies, Inc.), 4.875%, 9/1/22	BB+	175,000	186,764

(Great Hearts Academies), 3.75%, 7/1/24	BBB–	235,000	247,683

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.)

5.00%, 7/1/35	BB	100,000	102,808

Ser. A, 5.00%, 7/1/35	BB	150,000	154,212

Pima Cnty., G.O. Bonds

U.S. Govt. Coll., 5.00%, 7/1/26
(Prerefunded 7/1/21)	AA–	490,000	562,099

(Unified School Dist. No. 6), MAC, 4.00%, 7/1/28	AA	200,000	222,422

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Providence Day School, Inc.), 5.125%, 12/1/40	BBB+	500,000	524,955

Pima Cnty., Regl. Trans. Fund Excise Tax Rev. Bonds,
5.00%, 6/1/23	AA+	195,000	232,596

Pima Cnty., Swr. Syst. Rev. Bonds

5.00%, 7/1/26	AA	250,000	311,940

Ser. B, U.S. Govt. Coll., 5.00%, 7/1/26
(Prerefunded 7/1/21)	AA	500,000	574,640

Pinal Cnty., Elec. Rev. Bonds

(Dist. No. 3), 5.25%, 7/1/36 (Prerefunded 7/1/21)	A	350,000	407,229

5.00%, 7/1/35	A	350,000	403,729

Queen Creek, Excise Tax & State Shared Rev. Rev.
Bonds, 5.00%, 8/1/31	AA	500,000	598,545

Salt River, Rev. Bonds (Agricultural Impt. & Pwr. Dist.
Elec. Syst.), Ser. A, 5.00%, 12/1/45	Aa1	500,000	579,805

Salt Verde, Fin. Corp. Gas Rev. Bonds

5.50%, 12/1/29	Baa1	150,000	185,988

5.00%, 12/1/37	Baa1	500,000	604,095

Student & Academic Svcs., LLC Rev. Bonds
(Northern AZ Cap. Fac. Fin. Corp.), BAM,
5.00%, 6/1/25	AA	200,000	237,948

Sundance Cmnty., Fac. Dist. G.O. Bonds, MAC,
4.00%, 7/15/24	AA	250,000	276,690

Arizona Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (97.0%)* cont.	Rating**	Principal amount	Value

Arizona cont.

Tempe, Rev. Bonds (Excise Tax), 5.00%, 7/1/31	AAA	$250,000	$300,220

Tempe, Indl. Dev. Auth. Rev. Bonds
(Friendship Village), Ser. A, 6.25%, 12/1/42	BB–/P	125,000	131,264

U. Med. Ctr. Corp. Hosp. Rev. Bonds

U.S. Govt. Coll., 6.50%, 7/1/39
(Prerefunded 7/1/19)	AAA/P	500,000	554,945

U.S. Govt. Coll., 6.25%, 7/1/29
(Prerefunded 7/1/19)	AAA/P	500,000	552,390

FHL Banks Coll., FHLMC Coll., FNMA Coll., U.S. Govt.
Coll., 5.00%, 7/1/20 (Escrowed to Maturity)	AAA/P	250,000	278,088

U. of AZ Board of Regents Syst. Rev. Bonds

(Green Bond), Ser. A, 5.00%, 7/1/41	AA	200,000	231,120

5.00%, 6/1/37	Aa2	1,225,000	1,435,727

5.00%, 6/1/33	Aa2	500,000	594,315

Vistancia, Cmnty. Fac. Dist. G.O. Bonds,
5.00%, 7/15/26	A1	250,000	279,818

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med. Ctr.)

Ser. A, 5.25%, 8/1/33	Baa1	100,000	110,309

5.00%, 8/1/34	Baa1	300,000	333,984

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	265,000	270,981

Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds (Yuma Regl.
Med. Ctr.), Ser. A, 5.25%, 8/1/32	A–	400,000	459,496

			38,332,858

Guam (2.0%)

Territory of GU, Govt. Hotel Occupancy Tax Rev.
Bonds, Ser. A, 6.00%, 11/1/26	A–	250,000	282,498

Territory of GU, Govt. Ltd. Oblig. Rev. Bonds
(Section 30), Ser. A, 5.75%, 12/1/34
(Prerefunded 12/1/19)	BBB+	250,000	279,053

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste
Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40	A–	150,000	161,105

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5.50%, 10/1/40	Baa2	100,000	106,216

			828,872

Nevada (0.4%)

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.94%, 6/1/42	VMIG1	175,000	175,000

			175,000

New York (1.4%)

NY State Dorm. Auth. Rev. Bonds, Ser. 15B-B,
5.00%, 3/15/35	AAA	500,000	589,650

			589,650

Puerto Rico (0.3%)

Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5.50%, 5/15/39	Ba1	100,000	100,627

			100,627

20 Arizona Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.0%)* cont.	Rating**	Principal amount	Value

Texas (0.7%)

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	$250,000	$297,898

			297,898

TOTAL INVESTMENTS

Total investments (cost $37,880,590)			$40,324,905

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2016 through May 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $41,591,983.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	21.1%

Utilities	17.1

Prerefunded	15.3

Tax bonds	13.4

Local debt	10.4

Arizona Tax Exempt Income Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$40,324,457	$448

Totals by level	$—	$40,324,457	$448

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 Arizona Tax Exempt Income Fund

Statement of assets and liabilities 5/31/17

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $37,880,590)	$40,324,905

Cash	867,948

Interest and other receivables	723,558

Receivable for shares of the fund sold	2,440

Receivable for investments sold	30,000

Receivable from Manager (Note 2)	66,555

Prepaid assets	9,431

Total assets	42,024,837

LIABILITIES

Payable for shares of the fund repurchased	219,464

Payable for custodian fees (Note 2)	2,313

Payable for investor servicing fees (Note 2)	7,530

Payable for Trustee compensation and expenses (Note 2)	60,937

Payable for administrative services (Note 2)	170

Payable for distribution fees (Note 2)	15,663

Payable for auditing and tax fees	61,074

Payable for legal fees	22,922

Distributions payable to shareholders	15,361

Other accrued expenses	27,420

Total liabilities	432,854

Net assets	$41,591,983

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$39,839,622

Undistributed net investment income (Note 1)	25,633

Accumulated net realized loss on investments (Note 1)	(717,587)

Net unrealized appreciation of investments	2,444,315

Total — Representing net assets applicable to capital shares outstanding	$41,591,983

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($34,495,490 divided by 3,783,116 shares)	$9.12

Offering price per class A share (100/96.00 of $9.12)*	$9.50

Net asset value and offering price per class B share ($659,912 divided by 72,468 shares)**	$9.11

Net asset value and offering price per class C share ($2,367,792 divided by 259,413 shares)**	$9.13

Net asset value and redemption price per class M share ($936,749 divided by 102,519 shares)	$9.14

Offering price per class M share (100/96.75 of $9.14)†	$9.45

Net asset value, offering price and redemption price per class Y share
($3,132,040 divided by 343,021 shares)	$9.13

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Arizona Tax Exempt Income Fund 23

Statement of operations Year ended 5/31/17

INVESTMENT INCOME

Interest income	$1,723,935

Total investment income	1,723,935

EXPENSES

Compensation of Manager (Note 2)	208,681

Investor servicing fees (Note 2)	32,481

Custodian fees (Note 2)	6,718

Trustee compensation and expenses (Note 2)	3,656

Distribution fees (Note 2)	125,591

Administrative services (Note 2)	1,403

Legal	107,897

Auditing and tax fees	78,204

Other	64,609

Fees waived and reimbursed by Manager (Note 2)	(166,110)

Total expenses	463,130

Expense reduction (Note 2)	(3,407)

Net expenses	459,723

Net investment income	1,264,212

Net realized gain on investments (Notes 1 and 3)	635,096

Net unrealized depreciation of investments during the year	(1,946,584)

Net loss on investments	(1,311,488)

Net decrease in net assets resulting from operations	$(47,276)

The accompanying notes are an integral part of these financial statements.

24 Arizona Tax Exempt Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/17	Year ended 5/31/16

Operations

Net investment income	$1,264,212	$1,468,803

Net realized gain on investments	635,096	53,830

Net unrealized appreciation (depreciation) of investments	(1,946,584)	635,223

Net increase (decrease) in net assets resulting
from operations	(47,276)	2,157,856

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(5,864)

Class B	—	(94)

Class C	—	(336)

Class M	—	(130)

Class Y	—	(324)

From tax-exempt net investment income
Class A	(1,093,569)	(1,284,562)

Class B	(14,720)	(18,375)

Class C	(47,397)	(50,411)

Class M	(22,415)	(26,266)

Class Y	(79,053)	(73,075)

Decrease from capital share transactions (Note 4)	(7,179,755)	(1,838,517)

Total decrease in net assets	(8,484,185)	(1,140,098)

NET ASSETS

Beginning of year	50,076,168	51,216,266

End of year (including undistributed net investment
income of $25,633 and distributions in excess of net
investment income of $14,355, respectively)	$41,591,983	$50,076,168

The accompanying notes are an integral part of these financial statements.

Arizona Tax Exempt Income Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	of capital	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)

Class A

May 31, 2017	$9.32	.25	(.21)	.04	(.24)	—	(.24)	$9.12	.50	$34,495	.92[c]	2.68[c]	20

May 31, 2016	9.19	.28	.12	.40	(.27)	—	(.27)	9.32	4.47	43,506	.92[c,d]	2.97[c,d]	13

May 31, 2015	9.18	.29	.01	.30	(.29)	—[e]	(.29)	9.19	3.34	44,633	.91[c]	3.20[c]	23

May 31, 2014	9.40	.34	(.22)	.12	(.34)	—	(.34)	9.18	1.41	46,050	.91[c]	3.79[c]	8

May 31, 2013	9.47	.33	(.07)	.26	(.33)	—[e]	(.33)	9.40	2.77	54,644.86		3.48	4

Class B

May 31, 2017	$9.31	.19	(.20)	(.01)	(.19)	—	(.19)	$9.11	(.13)	$660	1.55[c]	2.05[c]	20

May 31, 2016	9.18	.22	.13	.35	(.22)	—	(.22)	9.31	3.82	699	1.55[c,d]	2.35[c,d]	13

May 31, 2015	9.17	.24	—[e]	.24	(.23)	—[e]	(.23)	9.18	2.69	850	1.54[c]	2.58[c]	23

May 31, 2014	9.39	.28	(.22)	.06	(.28)	—	(.28)	9.17	.77	1,078	1.54[c]	3.16[c]	8

May 31, 2013	9.46	.27	(.07)	.20	(.27)	—[e]	(.27)	9.39	2.12	1,816	1.49	2.85	4

Class C

May 31, 2017	$9.33	.17	(.20)	(.03)	(.17)	—	(.17)	$9.13	(.28)	$2,368	1.70[c]	1.90[c]	20

May 31, 2016	9.20	.20	.13	.33	(.20)	—	(.20)	9.33	3.65	2,497	1.70[c,d]	2.19[c,d]	13

May 31, 2015	9.19	.22	.01	.23	(.22)	—[e]	(.22)	9.20	2.53	2,305	1.69[c]	2.42[c]	23

May 31, 2014	9.41	.27	(.22)	.05	(.27)	—	(.27)	9.19	.62	2,342	1.69[c]	3.01[c]	8

May 31, 2013	9.48	.26	(.07)	.19	(.26)	—[e]	(.26)	9.41	1.97	2,906	1.64	2.70	4

Class M

May 31, 2017	$9.34	.22	(.20)	.02	(.22)	—	(.22)	$9.14	.22	$937	1.20[c]	2.40[c]	20

May 31, 2016	9.21	.25	.13	.38	(.25)	—	(.25)	9.34	4.17	967	1.20[c,d]	2.70[c,d]	13

May 31, 2015	9.20	.27	.01	.28	(.27)	—[e]	(.27)	9.21	3.04	1,005	1.19[c]	2.92[c]	23

May 31, 2014	9.42	.31	(.22)	.09	(.31)	—	(.31)	9.20	1.12	985	1.19[c]	3.52[c]	8

May 31, 2013	9.49	.30	(.07)	.23	(.30)	—[e]	(.30)	9.42	2.48	1,136	1.14	3.20	4

Class Y

May 31, 2017	$9.34	.27	(.22)	.05	(.26)	—	(.26)	$9.13	.61	$3,132	.70[c]	2.91[c]	20

May 31, 2016	9.21	.30	.12	.42	(.29)	—	(.29)	9.34	4.70	2,408	.70[c,d]	3.20[c,d]	13

May 31, 2015	9.19	.31	.02	.33	(.31)	—[e]	(.31)	9.21	3.67	2,423	.69[c]	3.41[c]	23

May 31, 2014	9.41	.36	(.22)	.14	(.36)	—	(.36)	9.19	1.63	2,933	.69[c]	4.01[c]	8

May 31, 2013	9.48	.35	(.07)	.28	(.35)	—[e]	(.35)	9.41	2.99	3,264.64		3.70	4

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

May 31, 2017	0.35%

May 31, 2016	0.04

May 31, 2015	0.01

May 31, 2014	0.01

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26 Arizona Tax Exempt Income Fund	Arizona Tax Exempt Income Fund 27

Notes to financial statements 5/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2016 through May 31, 2017.

Putnam Arizona Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Arizona personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Arizona personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and the applicable state’s income tax. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors. Effective March 6, 2017, the fund is closed to new investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

28 Arizona Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

Arizona Tax Exempt Income Fund 29

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2017, the fund had a capital loss carryover of $714,066 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$603,031	N/A	$603,031	May 31, 2018

111,035	N/A	111,035	May 31, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $9,039 recognized during the period between November 1, 2016 and May 31, 2017 to its fiscal year ending May 31, 2018.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover and from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $32,930 to decrease distributions in excess of net investment income, $234,934 to decrease paid-in capital and $202,004 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,625,841

Unrealized depreciation	(176,008)

Net unrealized appreciation	2,449,833

Undistributed ordinary income	30,843

Undistributed tax-exempt income	10,153

Capital loss carryforward	(714,066)

Post-October capital loss deferral	(9,039)

Cost for federal income tax purposes	$37,875,072

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

30 Arizona Tax Exempt Income Fund

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.436% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $166,110 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$27,764	Class M	640

Class B	490	Class Y	1,875

Class C	1,712	Total	$32,481

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,407 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $32, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Arizona Tax Exempt Income Fund 31

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	*	$89,656

Class B	1.00%	0.85%	6,122

Class C	1.00%	1.00%	25,117

Class M	1.00%	0.50%	4,696

Total			$125,591

* Equals the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,839 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$9,067,044	$15,827,648

U.S. government securities (Long-term)	—	—

Total	$9,067,044	$15,827,648

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

32 Arizona Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	434,244	$4,068,763	431,257	$3,984,147

Shares issued in connection with
reinvestment of distributions	99,425	910,309	117,609	1,085,599

	533,669	4,979,072	548,866	5,069,746

Shares repurchased	(1,416,066)	(12,846,364)	(737,970)	(6,808,270)

Net decrease	(882,397)	$(7,867,292)	(189,104)	$(1,738,524)

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	11,643	$109,233	2,501	$22,883

Shares issued in connection with
reinvestment of distributions	1,608	14,700	1,806	16,647

	13,251	123,933	4,307	39,530

Shares repurchased	(15,828)	(143,937)	(21,771)	(200,370)

Net decrease	(2,577)	$(20,004)	(17,464)	$(160,840)

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	29,032	$267,170	27,324	$253,752

Shares issued in connection with
reinvestment of distributions	3,886	35,573	4,020	37,153

	32,918	302,743	31,344	290,905

Shares repurchased	(40,984)	(372,147)	(14,360)	(132,342)

Net increase (decrease)	(8,066)	$(69,404)	16,984	$158,563

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	2,443	22,390	2,806	25,955

	2,443	22,390	2,806	25,955

Shares repurchased	(3,378)	(31,438)	(8,420)	(77,685)

Net decrease	(935)	$(9,048)	(5,614)	$(51,730)

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	134,189	$1,229,207	49,448	$457,797

Shares issued in connection with
reinvestment of distributions	6,909	63,177	6,105	56,436

	141,098	1,292,384	55,553	514,233

Shares repurchased	(55,964)	(506,391)	(60,896)	(560,219)

Net increase (decrease)	85,134	$785,993	(5,343)	$(45,986)

Arizona Tax Exempt Income Fund 33

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of Arizona and may be affected by economic and political developments in that state.

Note 6: Actions by Shareholders

On June 14, 2017, the fund’s shareholders approved the merger of the fund into Putnam Tax Exempt Income Fund. Pursuant to an Agreement and Plan of Reorganization, the merger will occur on July 24, 2017 and the assets and liabilities of the fund will be transferred to Putnam Tax Exempt Income Fund in complete liquidation of the fund.

Note 7: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

34 Arizona Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Arizona Tax Exempt Income Fund 35

Shareholder meeting results (Unaudited)

June 14, 2017 meeting

A proposal to approve an agreement and plan of reorganization providing for the transfer of all of the assets of Putnam Arizona Tax Exempt Income Fund to Putnam Tax Exempt Income Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam Tax Exempt Income Fund and the assumption by Putnam Tax Exempt Income Fund of all of the liabilities of Putnam Arizona Tax Exempt Income Fund, and the distribution of these shares to the shareholders of Putnam Arizona Tax Exempt Income Fund in complete liquidation of Putnam Arizona Tax Exempt Income Fund was approved as follows:

Votes for	Votes against	Abstentions

2,363,328	141,224	124,732

All tabulations are rounded to the nearest whole number.

36 Arizona Tax Exempt Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Arizona Tax Exempt Income Fund 37

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2017, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

38 Arizona Tax Exempt Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Arizona Tax Exempt Income Fund 39

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
Marketing Services	Robert L. Reynolds	Principal Accounting Officer,
Putnam Retail Management	Manoj P. Singh	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Custodian	President	Assistant Treasurer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Legal Counsel	Principal Executive Officer,	BSA Compliance Officer
Ropes & Gray LLP	and Compliance Liaison
Nancy E. Florek
Independent Registered	Robert T. Burns	Vice President, Director of
Public Accounting Firm	Vice President and	Proxy Voting and Corporate
KPMG LLP	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN044 306614 7/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2017	$64,529	$3,667*	$7,000	$ —
May 31, 2016	$55,677	$ —	$6,750	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended May 31, 2017 and May 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $10,667 and $6,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2017	$ —	$ —	$ —	$ —

May 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Arizona Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2017